UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2018

Del Frisco’s Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-35611

Delaware	20-8453116
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2900 Ranch Trail
Irving, TX 75063
(Address of principal executive offices, including zip code)

(469) 913-1845
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement
Purchase Agreement and Plan of Merger
On May 6, 2018, Del Frisco’s Restaurant Group, Inc. (the “Company”) entered into a Purchase Agreement and Plan of Merger (the “Agreement”) with Bentley Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Merger Sub”), Barteca Holdings, LLC, a Delaware limited liability company (“Barteca”), RCP Barteca Corp., a Delaware corporation (“RCP Blocker”), General Atlantic (BT) Blocker, LLC, a Delaware limited liability company (“GA Blocker” and, together with RCP Blocker, the “Blockers”), the owners of the Blockers and the Sellers’ Representative named therein. Pursuant to, and subject to the terms and conditions of, the Agreement, (i) the Company will purchase all of the outstanding equity interests of RCP Blocker and GA Blocker and (ii) Merger Sub will merge with and into Barteca, with Barteca surviving such merger as a wholly owned subsidiary of the Company (the “Transaction”). Barteca is the holding company for Barteca Restaurants LLC, which consists of the Barcelona Wine Bar and bartaco brands. The aggregate consideration payable by the Company in the Transaction is $325 million, subject to customary adjustments set forth in the Agreement for Barteca’s consolidated debt, cash and working capital. The closing of the Transaction is expected to occur by the end of the Company’s second quarter of 2018.
The Agreement includes customary representations, warranties and covenants by the parties. The Transaction is subject to various closing conditions, including, but not limited to, the following: (i) expiration of the applicable waiting period under the Hart-Scott-Rodino Act; (ii) no injunction or other orders preventing the consummation of the Transaction; (iii) the continuing accuracy of each party’s representations and warranties and compliance by the parties with their respective covenants (subject to typical materiality qualifiers); (iv) no material adverse effect occurring with respect to Barteca; and (v) the satisfaction of certain other conditions.
Each party has agreed to indemnify the other for breaches of representations, warranties and covenants and for certain other matters, subject to certain exceptions and limitations.
In connection with the Agreement, the Company bound a customary representations and warranties insurance policy as additional recourse for certain losses arising out of any breach of the representations and warranties in the Agreement related to Barteca or the Blockers and certain pre-closing taxes of those entities.
The Agreement contains certain termination rights for both the Company and Barteca, including if (i) the closing does not occur by July 20, 2018; (ii) if the other party breaches any of its representations, warranties or covenants (subject to certain materiality thresholds and cure periods); and (iii) a legal restraint on the Transaction has become final and nonappealable.
The foregoing description of the Agreement and the transactions contemplated thereby is subject to and qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached as Exhibit 2.1 hereto and the terms of which are incorporated herein by reference. No representation, warranty, covenant or agreement contained in the Agreement is, or should be construed as, a representation or warranty by any person other than the parties thereto, or covenant or agreement of the any person other than the parties thereto. The representations, warranties, covenants and agreements contained in the Agreement are solely for the benefit of the parties thereto, may represent an allocation of risk among the parties thereto, may be subject to standards of materiality that differ from those that are applicable to investors in the Company and may be qualified by disclosures between the parties thereto.

Item 9.01 Financial Statements and Exhibits
(d) The following exhibits are furnished herewith

Exhibit 10.1 Purchase Agreement and Plan of Merger, dated as of May 6, 2018, by and between Del Frisco’s Restaurant Group, Inc. Bentley Merger Sub, LLC, Barteca Holdings, LLC, RCP Barteca Corp., General Atlantic (BT) Blocker, LLC, the Blocker Sellers and The Sellers’ Representative*.

* Schedules and exhibits to the Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish the omitted schedules and exhibits to the Securities and Exchange Commission upon request by the Commission.

Forward-Looking Statements
Certain statements in this communication are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. We use words such as “anticipate”, “believe”, “could”, “should”, “estimate”, “expect”, “intend”, “may”, “predict”, “project”, “target”, and similar terms and phrases, including references to assumptions, to identify forward-looking statements. All statements other than statements of historical facts contained in this communication, including references to assumptions or statements regarding our outlook for 2018, the expected benefits of our proposed acquisition of Barteca (the “Barteca Acquisition”), the synergies we anticipate will result from the proposed Barteca Acquisition, the future results of our operations and financial position, are forward-looking statements. The forward-looking statements in this communication are based on information available to us as of the date any such statements are made, and we assume no obligation to update these forward-looking statements. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those described in the statements. These risks and uncertainties include, but are not limited to, the following: (i) the ability of the parties to successfully complete the proposed Barteca Acquisition on the current terms and anticipated timing, including as a result of obtaining required regulatory and other approvals and the satisfaction of other conditions to the completion of the proposed Barteca Acquisition; (ii) access to debt financing for the proposed Barteca Acquisition on a timely basis and on reasonable terms as well as the impact of the combined companies’ debt levels on the ability to operate following the proposed Barteca Acquisition; (iii) risks relating to the integration of operations, products and employees into the combined company and the possibility that the anticipated synergies and other benefits of the proposed Barteca Acquisition will not be realized in whole or in part within expected timeframes, if at all; (iv) the occurrence of any event, change or other circumstances that could give rise to the termination of the acquisition agreement relating to the proposed Barteca Acquisition; and (v) the impact of the proposed Barteca Acquisition on each company’s business pending consummation of the proposed Barteca Acquisition. Consummation of the proposed Barteca Acquisition is subject to a number of factors, many of which are beyond our control. Accordingly, no assurance can be given that the proposed Barteca Acquisition will be consummated within the time frame specified, or at all. Additional factors relating to our business that could cause actual results to differ materially from our forward-looking statements include (i) our ability to achieve and manage our planned expansion, such as the availability of a sufficient number of suitable new restaurant sites and the availability of qualified employees, (ii) our ability to achieve expected levels of comparable restaurant sales increases, (iii) the performance of new restaurants and their impact on existing restaurant sales, (iv) increases in the cost of food ingredients and other key supplies, (v) the risk of food-borne illnesses and other health concerns about our food, (vi) the potential for increased labor costs or difficulty retaining qualified employees, including as a result of immigration enforcement activities, (vii) risks relating to our expansion into new markets, (viii) the impact of federal, state or local government regulations relating to our employees and the sale of food or alcoholic beverages, (ix) our ability to effectuate our planned divestiture of Sullivan’s Steakhouse on our intended timeline, uncertainty regarding the terms of any such divestiture and our ability to generate a return on such divestiture consistent with our strategy and (x) the risks set forth in our reports filed with the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEL FRISCO’S RESTAURANT GROUP, INC.

Date:	May 7, 2018	By:	/s/ Neil H. Thomson
Neil H. Thomson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1
Purchase Agreement and Plan of Merger, dated as of May 6, 2018, by and between Del Frisco’s Restaurant Group, Inc. Bentley Merger Sub, LLC, Barteca Holdings, LLC, RCP Barteca Corp., General Atlantic (BT) Blocker, LLC, the Blocker Sellers and The Sellers’ Representative*.

* Schedules and exhibits to the Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish the omitted schedules and exhibits to the Securities and Exchange Commission upon request by the Commission.